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                                                                  Exhibit 10.1

                         NATIONAL SURGERY CENTERS, INC.

                              AMENDED AND RESTATED
                            1992 STOCK OPTION PLAN


     This Stock Option Plan, originally adopted and authorized by the Board of Directors of National Surgery Centers, Inc. (the "Company") on February 13, 1992, is amended and restated as of January 1, 1995 in its entirety as set forth below:

     1. STATEMENT OF PURPOSE. The purpose of this Amended and Restated Stock Option Plan (the "Plan") is to benefit National Surgery Centers, Inc. (the "Company") and its subsidiaries through the maintenance and development of the management by offering certain present and future executives and key personnel a favorable opportunity to become holders of stock in the Company over a period of years, thereby giving them a permanent stake in the growth and prosperity of the Company and encouraging the continuance of their services with the Company or its subsidiaries.

     2. ADMINISTRATION. The Plan shall be administered by a committee (the "Committee") of the Board of Directors composed of no fewer than two disinterested directors designated by the Board of Directors, provided that the Committee shall not include any person who has been granted an option under the Plan or under any other plan of the Company entitling the participants therein to acquire common stock or options to purchase common stock of the Company at any time within the 12-month period immediately preceding the date on which such person becomes a member of the Committee. A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all of the members, shall be the acts of the Committee.

     Subject to the provisions of the Plan, the Committee shall have full and final authority, in its absolute discretion, (a) to determine the persons to be granted options under the Plan, (b) to determine the number of shares subject to each option, (c) to determine the time or times at which options will be granted, (d) to determine the option price of the shares subject to each option, which price shall not be less than the minimum specified in Section 4 of the Plan, (e) to determine the time or times when each option becomes exercisable and the duration of the exercise period, (f) to determine whether or not an option is intended to be treated as an incentive stock option as defined in
Section 422 of the Internal Revenue Code of 1986 as amended (the "Code") (f) to prescribe the form or forms of the agreements evidencing any options granted under the Plan (which forms shall be consistent with the Plan), (g) to adopt, amend and rescind such rules and regulations as, in the Committee's opinion, may be advisable in the administration of the Plan, and (h) to construe and interpret the Plan, the rules and regulations and the agreements evidencing options granted under the Plan and to make all other determinations deemed necessary or advisable for the administration of the Plan. Any decision made or action taken in good faith by the Committee in connection with the administration, interpretation, and implementation of the Plan and of its rules and regulations shall, to the extent permitted by law, be conclusive and binding upon all optionees under the Plan and upon any person claiming

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under or through such an optionee, and no director of the Company shall be liable for any such decision made or action taken by the Committee.

     3. ELIGIBILITY. Options shall be granted only to key employees of the Company and its subsidiaries (other than members of the Committee) selected initially and from time to time thereafter by the Committee on the basis of the special importance of their services in the management, development and operations of the Company or its subsidiaries.

     4. GRANTING OF OPTIONS. The Committee may grant options under which a total of not in excess of 1,500,000 shares of the common stock of the Company may be purchased from the Company, subject to adjustment as provided in Paragraph 11. The Committee has the authority to designate whether or not an option is intended to be treated as an incentive stock option as defined in the Code.

     Unless otherwise expressly provided by the Committee in any specific instance, the action of the Committee in selecting an individual to receive a grant, determining the number of shares subject to the option and setting the option price constitutes the granting of the option. The date of the Committee's action will be considered the date the option is granted.

     No options shall be granted under the Plan subsequent to December 31, 2004. In the event that an option expires or is terminated or canceled unexercised as to any shares, such released shares may again be optioned (including a grant in substitution for a canceled option). Shares subject to options may be made available from unissued or reacquired shares of common stock.

     The aggregate fair market value (determined at the time of grant of the option) of the shares of common stock with respect to which incentive stock options are exercisable for the first time during any calendar year by an employee granted incentive stock options under this Plan or any other plan of the Company or its parent or any subsidiary shall not exceed $100,000; provided however, that this limit shall not apply to those options which are not intended to be treated as incentive stock options as defined in the Code.

     Nothing contained in the Plan or in any option granted pursuant thereto shall confer upon any optionee any right to be continued in the employment of the Company or any subsidiary of the Company, or interfere in any way with the right of the Company or its subsidiaries to terminate his employment at any time.

     5. OPTION PRICE. The option price shall be determined by the Committee and, subject to the provisions of Paragraph 11 hereof, shall be not less than the fair market value, at the time the option is granted, of the stock subject to the option, provided however, that in the case of an option granted to an employee who, at the time the option is granted, owns more than 10% of the total combined voting power of all classes of stock of the Company or of the parent or any subsidiary of the Company (a "10% Holder"), the option price shall not be less than 110% of the fair market value, at the time the option is granted, of the stock subject to the option. For purposes of this Plan, the term "fair market value" shall mean the average of the closing prices per share of the common stock of the Company as quoted on the New York Stock Exchange (as

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reported in the Wall Street Journal, Midwest Edition) on each of the five trading days preceding the day the option is granted or, in the event that the common stock is not listed or quoted on the New York Stock Exchange or any other national stock exchange and is not so quoted, an amount which, in the Committee's reasonable determination, represents the fair market value of the Common Stock on that date.

     6. DURATION OF OPTIONS, INCREMENTS, AND EXTENSIONS. Subject to the provisions of Paragraph 9 hereof, each option shall be for such term of not more than ten years, as shall be determined by the Committee at the date of the grant, provided, however, that no option granted to an employee who, at the time the option is granted, is a 10% Holder, shall have a term of more than five years. Each option shall become exercisable with respect to one-quarter of the total number of shares subject to the option twelve months after the date of its grant and with respect to an additional one-quarter at the end of each twelve-month period thereafter during the succeeding three years (each twelve month period sometimes referred to herein as a "Vesting Year" and each share increment sometimes referred to herein as an "Annual Vesting Amount"). Provided however, that unapproved leaves of absence which continue for more than twelve months shall be deemed to delay the exercisability of the options for a period equal in duration to the length of the unapproved absence. In the event that the number of shares subject to the option is not a whole number, any fractional shares will vest in the last Vesting Year, provided that the exercise date shall be deemed to be the date such notice is actually received by the Secretary. Notwithstanding the foregoing, the Committee may in its discretion (i) specifically provide at the date of the grant for another time or times of exercise; (ii) accelerate the exercisability of any option subject to such terms and conditions as the Committee deems necessary and appropriate to effectuate the purpose of the Plan including, without limitation, a requirement that the optionee grant to the Company an option to repurchase all or a portion of the number of shares acquired upon exercise of the accelerated option for their fair market value on the date of grant; or (iii) at any time prior to the expiration or termination of any option previously granted, extend the term of any option (including such options held by officers or directors) for such additional period as the Committee, in its discretion shall determine. In no event, however, shall the aggregate option period with respect to any option, including the original term of the option and any extensions thereof, exceed ten years
(or five years, in the case of an option granted to any employee who, at the time the option is granted, is a 10% Holder) Subject to the foregoing, all or any part of the shares to which the right to purchase has accrued may be purchased at the time of such accrual or at any time or times thereafter during the option period; provided, however, that the minimum number of shares purchased shall be no less than the greater of either (i) 100 shares or (ii) 25% of the Annual Vesting Amount, unless the total number of shares purchasable shall be less than 100.

     7. CHANGE IN CONTROL. Any option previously granted under the Plan to an optionee who is an employee of the Company or any of its subsidiaries on the date of a "Change in Control" shall be immediately exercisable in full on such date, without regard to any times of exercise established under Paragraph 6 hereof. The term "Change in Control" shall mean the occurrence, at any time during the specified term of an option granted under the Plan, of any of the following events:

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          (a)  The Company is merged or consolidated or reorganized into or with or shares of stock of the Company are exchanged for stock or securities of, another corporation or other legal person and as a result of such, merger, consolidation, reorganization or exchange less than 51% of the outstanding voting securities or other capital interests of the surviving, resulting or acquiring corporation or other legal person are owned in the aggregate by the stockholders of the Company immediately prior to such merger, consolidation, reorganization or exchange;

          (b) The Company sells all or substantially all of its business and/or assets to any other corporation or other legal person, less than 51% of the outstanding voting securities or other capital interests of which are owned in the aggregate by the stockholders of the Company, directly or indirectly, immediately prior to or after such sale;

          (c) There is a report filed on Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report), as promulgated pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), disclosing that any person or group (as the terms "person" and "group" are used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act and the rules and regulations promulgated thereunder) has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of 20% or more of the issued and outstanding shares of voting securities of the Company; or

          (d) During any period of two consecutive years, individuals who at the beginning of any such period constitute the directors of the Company cease for any reason to constitute at least a majority thereof unless the election, or nomination for election by the Company's stockholders of each new director of the Company was approved by a vote of at least two-thirds of such directors of the Company then still in office who were directors of the Company at the beginning of any such period.

     Notwithstanding any other provisions in the Plan, during the period of 30 days after any Change in Control, each optionee (or other person entitled to exercise an option granted under the Plan) (in either case, the "Optionholder") shall have the right to require the Company to purchase from him any option granted under the Plan at a purchase price equal to (1) the excess of the fair market value per share (as defined in Section 5) over the option price (2) multiplied by the number of option shares specified by the Optionholder for purchase in a written notice to the Company, attention of the Secretary. The amount payable to each Optionholder by the Company shall be in cash or by certified check and shall be reduced by any taxes required to be withheld.

     8. EXERCISE OF OPTION. An option may be exercised by giving written notice to the Company, attention of the Secretary specifying the number of shares to be purchased, accom-

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panied by the full purchase price for the shares to be purchased in cash or by check, provided, however, that in lieu of cash an Optionee may, with the approval of the Committee, exercise his or her option by (i) tendering to the Company shares of Common Stock owned by him or her and with the certificates therefor registered in his or her name, having a fair market value equal to the cash exercise price of the shares being purchased; or (ii) instructing the Company to withhold from the shares of Common Stock otherwise issuable upon the exercise of the option that number of shares having a fair market value equal to the cash exercise price of the shares being purchased; provided, however, that an election pursuant to clause (ii) must be made by the Optionee during the period beginning on the third business day following the date of release for publication of the Company's quarterly or annual financial summary of its results of operations and ending on the twelfth business day following such date. For these purposes, the per share value of the Company's common stock shall be the fair market value at the close of business on the date preceding the date of exercise (or, if that date is not a trading day, on the trading day next preceding the date of exercise of the option).

     At the time of any exercise of any option, the Committee may, if it shall determine it necessary or desirable for any reason, require the optionee (or his heirs, legatees, or legal representative, as the case may be) as a condition upon the exercise thereof, to deliver to the Company a written representation of present intention to purchase the shares for investment and not for distribution or resale. In the event such representation is required to be delivered, an appropriate legend may be placed upon each certificate delivered to the optionee upon his exercise of part of all of the option and a stop transfer order may be placed with the transfer agent. Each option shall also be subject to the requirements that, if at any time the Company determines, in its discretion, that the listing, registration or qualification of the shares subject to the option upon any securities exchange or under any state or Federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issue or purchase of shares thereunder, the option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

     If the Committee shall determine it necessary or desirable for any reason, an option shall provide that it is contemplated that the shares acquired through the exercise of the option will not be registered under applicable federal and state securities laws and that such shares cannot be resold unless they are registered under such laws or unless an exemption from registration is available, and the certificate for any such shares issued upon the exercise of the option shall bear a legend making appropriate reference to such provisions and a stop transfer order may be placed with the transfer agent.

     At the time of the exercise of any option the Company may require, as a condition of the exercise of such option, the optionee to pay the Company an amount equal to the amount of the tax the Company may be required to withhold as a result of the exercise of such option by the optionee.

     At any time when an optionee is required to pay to the optionee's employer an amount required to be withheld under applicable income tax laws in connection with the exercise of an

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option, the optionee may satisfy this obligation in whole or in part by making an election (the "Election") to have the Company withhold shares of common stock of the Company having a value equal to the amount required to be withheld. The value of the shares to be withheld shall be based on the fair market value of the common stock of the company on the date that the amount of tax to be withheld shall be determined (the "Tax Date"). Each Election must be made on or prior to the Tax Date and shall be irrevocable. The Committee may disapprove of any Election or may suspend or terminate the right to make Elections. If an optionee is a person described in Section 16(a) of the Exchange Act, then an Election is subject to the following additional restrictions: (a) no election shall be effective for a Tax Date which occurs within six months of the grant of the option; and (b) the Election must be made either (i) at least six months prior to the Tax Date or (ii) during a period beginning on the third business day following the date of release for publication of the Company's quarterly or annual summary consolidated statements of income and ending on the twelfth business day following such date.

     9. TERMINATION OF EMPLOYMENT--EXERCISE THEREAFTER. In the event the employment of an optionee with the Company or any of its subsidiaries is terminated for any reason other than death or permanent disability, such optionee's option shall expire and all rights to purchase shares pursuant thereto shall terminate three months after such termination. Temporary absence from employment because of illness, vacation, approved leaves of absence, and transfers of employment among the Company and its subsidiaries, shall not be considered to terminate employment or to interrupt continuous employment.

     In the event of termination of employment because of death (as that term is defined in Section 22(e)(3) of the Code, as now in effect or as shall be subsequently amended), the option may be exercised in full, without regard to any times of exercise established under Paragraph 6 hereof, by his heirs, legatees, or legal representative, as the case may be, during its specified term prior to one year after the date of death.

     10. NON-TRANSFERABILITY OF OPTIONS. No option shall be transferable by the optionee otherwise than by will or the laws of descent and distribution and each option shall be exercisable during an optionee's lifetime only by him.

     11. ADJUSTMENT. The number of shares subject to the Plan and to options granted under the Plan shall be adjusted as follows: (a) in the event that the Company's outstanding common stock is changed by any stock dividend, stock split or combination of shares, the number of shares subject to the Plan and to options granted thereunder shall be proportionately adjusted; (b) in the event of any merger, consolidation or reorganization of the Company with any other corporation or corporations, there shall be substituted, on an equitable basis as determined by the Committee, for each share of common stock then subject to the Plan, whether or not at the time subject to outstanding options, the number and kind of shares of stock or other securities to which the holders of common stock of the Company will be entitled pursuant to the transaction; (c) in the event of any other relevant change in the capitalization of the Company, the Committee shall provide for an equitable adjustment in the number of shares of common stock then subject to the Plan, whether or not then subject to outstanding options; and (d) in the event of any such adjustment the purchase price per share shall be proportionately adjusted.

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     12.  AMENDMENT OF PLAN.  The Board of Directors of the Company may amend or discontinue the Plan at any time. However, no such amendment or discontinuance shall (a) change or impair any option previously granted without the consent of the optionee, (b) increase the maximum number of shares which may be purchased by all employees, (c) change the minimum purchase price, (d) change the limitations on the option period or increase the time limitations on the grant of options, or (e) permit the granting of options to members of the Committee.

     13. EFFECTIVE DATE. On February 13, 1992, the Plan was initially adopted and authorized by the Board of Directors of the Company. On August 15, 1995, this Amended and Restated Stock Option Plan was adopted and authorized by the Board of Directors for submission to the stockholders of the Company for approval by them. If the Plan is approved by the affirmative vote of the holders of a majority of the shares of the voting stock of the Company it shall be deemed to have become effective on January 1, 1995. Options may be granted under the Plan prior, but subject, to approval of the Plan by stockholders of the Company and, in each such case, the date of grant shall be determined without reference to the date of approval of the Plan by the stockholders of the Company. No options may be exercised until the Plan is approved by the stockholders, and if the Plan is not so approved within twelve months after its approval by the Board of Directors, the Plan, and all options granted thereunder, shall be null and void.

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